UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2006

ASIAMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30292	88-0405437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

Room 1508 Peninsula Square

18 Sung On Street

Hunghom, Kowloon, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3580-8805

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “company,” “Asiamart” or the “Registrant” refer to Asiamart, Inc., a Delaware corporation.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 30, 2006, because of personal health reasons, Ricky Kee Kwong Tsoi (“Mr. Tsoi”) announced his resignation as the Chief Executive Officer and a director of Asiamart, Inc. (“Asiamart”), effective immediately. The text of Asiamart’s press release relating to Mr. Tsoi’s resignation is filed with this report as Exhibit 99.1.

On December 5, 2006, the Board of Directors of Asiamart (the “Board”) appointed Alex Chun Shan Yue, as the Registrant’s new Chief Executive Officer.

Alex Chun Shan Yue, is currently the Chairman of the Board of Asiamart and has served as the Chairman of the board of directors of Asiamart’s predecessor, Horizon Group, since January 2006. Mr. Yue is a co-founder of our predecessor, Horizon Group, of which he has served as a director since 2005. Prior to joining the Registrant, Mr. Yue served as Chief Executive Officer of China Jewelry Import & Export Limited, a retailer with a focus on Taiwanese and Malaysian outbound tourists, from 1987 to 1994. Since 1992, Mr. Yue has been an entrepreneur in real estate and logistics at his own firm. Mr. Yue has over 21 years of experience in the retail and tourism industry. Mr. Yue’s related party transactions with the Registrant and Mr. Yue’s current employment agreement for his position as the Registrant’s Chairman of the Board are more fully described in the Registrant’s Form 8-K Current Report filed on June 28, 2006 and the Form 10-Q Quarterly Report filed on November 14, 2006, which are both incorporated herein by reference. However, Mr. Yue currently has not entered into any compensation arrangements or agreements for his appointment as the Registrant’s Chief Executive Officer.

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Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release by the Registrant dated December 5, 2006

[Signatures Page Follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2006	ASIAMART, INC.
(Registrant)

	By:	/s/ Alex Chun Shan Yue
Alex Chun Shan Yue
Chief Executive Officer

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